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                                                                 EXHIBIT 10.18.1

                FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

      THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "AMENDMENT") is made as of the 1st day of July, 2004, by and between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("PURCHASER"), and DUNN FAMILY ASSOCIATES, LLP, an Indiana limited liability partnership, HOTEL INVESTMENT, LLC, an Indiana limited liability company, ENCORE HOTELS OF BLOOMINGTON, INC., an Indiana corporation, ENCORE HOTELS OF TERRE HAUTE, LLC, an Indiana limited liability company, ENCORE RESIDENTIAL HOTEL OF EVANSVILLE, LLC, an Indiana limited liability company, ENCORE HOTELS OF COLUMBUS, LLC, an Indiana limited liability company, ENCORE HOTELS OF HORSE CAVE, LLC, a Kentucky limited liability company, ENCORE HOTELS OF PRINCETON II, LLC, an Indiana limited liability company, and ENCORE DUNN HOSPITALITY GROUP, LLC, an Indiana limited liability company (collectively, "SELLER").

                                    RECITALS

      A. Seller and Purchaser have entered into that certain Agreement of Purchase and Sale dated as of May 19, 2004 (the "PURCHASE AGREEMENT"), which provides, among other things, for the Purchaser's purchase of the Property from the Seller.

      B. Seller and Purchaser wish to modify and amend the Purchase Agreement (as amended, the "AGREEMENT") as hereinafter provided.

      NOW, THEREFORE, in consideration of the mutual covenants provided herein and for other good and valuable consideration, the receipt and sufficiency of which Seller and Purchaser hereby acknowledge, Seller and Purchaser hereby agree as follows:

      1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

      2. Study Period. The Study Period is hereby extended twenty (20) days, expiring 5:00 pm Dallas, Texas time on Monday, July 26, 2004 (the "EXTENDED STUDY PERIOD"). Any rights of Purchaser to terminate the Agreement prior to the expiration of the Study Period or to make Purchaser Objections are hereby extended by the Extended Study Period. The foregoing shall not operate to limit any other right of Purchaser to terminate the Agreement pursuant to any other provision expressly set forth in the Agreement.

      3. Amendment. The Agreement, as hereby amended, is hereby ratified and confirmed and shall continue in full force and effect.

      4. Counterparts. The parties hereto may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument. Copied or telecopied signatures may be attached hereto and shall have the same binding and legal effect as original signatures.

                           [Signature Pages to Follow]

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      IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed effective as of the date first above written.

                                            SELLER:

                                            DUNN FAMILY ASSOCIATES, LLP,
                                            an Indiana limited liability
                                            partnership

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            HOTEL INVESTMENT, LLC, an Indiana
                                            limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            ENCORE HOTEL OF BLOOMINGTON, INC.,
                                            an Indiana corporation

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            ENCORE HOTEL OF TERRE HAUTE, LLC, an
                                            Indiana limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

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                                            ENCORE RESIDENTIAL HOTEL OF
                                            EVANSVILLE, LLC, an Indiana limited
                                            liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            ENCORE HOTEL OF COLUMBUS, LLC, an
                                            Indiana limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            ENCORE HOTEL OF HORSE CAVE, LLC, a
                                            Kentucky limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

                                            ENCORE HOTEL OF PRINCETON II, LLC,
                                            an Indiana limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

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                                            ENCORE DUNN HOSPITALITY GROUP, LLC,
                                            an Indiana limited liability company

                                            By: /s/ JOHN M. DUNN
                                            Name: John M. Dunn
                                            Title: Manager

                                            Date of Execution:  July 1, 2004

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                                            PURCHASER:

                                            ASHFORD HOSPITALITY LIMITED
                                            PARTNERSHIP, a Delaware limited
                                            partnership

                                                 By: Ashford OP General Partner
                                                     LLC, a Delaware limited
                                                     liability company

                                                     By: /s/ DAVID A. BROOKS
                                                         ---------------------
                                                             David A. Brooks
                                                             Vice President

                                            Date of Execution: July 2, 2004

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